SUPPLEMENT DATED OCTOBER 31, 1997
                      TO PROSPECTUS DATED MAY 14, 1997 FOR

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE
INSURANCE CONTRACTS

The Dreyfus "Managed Assets Portfolio" in which the Prudential Variable Contract Account GI-2 (the "Separate Account") invests has changed its name to the "Special Value Portfolio."

Effective January 1, 1998, the following portfolios of the Alliance Variable Products Series Fund, Inc. will no longer offer their shares to the Separate
Account: Conservative Investors Portfolio, Growth Investors Portfolio, and Total Return Portfolio. Because of this reduction in the number of Funds, each reference in the Prospectus to 151 Funds will now refer instead to 148 Funds.


GVUL1B-SUP Ed. 10-97